Results of the Year	12 Months Ended
Dec. 31, 2021
Disclosure Of Results Of Operations [Abstract]
Disclosure of results of operations explanatory
SECTION 2	Result of the Year
2.1	NET REVENUE

§ ACCOUNTING POLICIES

Orphazyme recognizes revenue when fulfilling its performance obligation by transferring control of promised goods or services to its customer, in an amount that reflects the consideration that the entity expects to receive in exchange for those goods or services. Revenue is recognized net of sales deductions, including discounts and rebates and revenue based taxes. Orphazyme recognizes revenue in accordance with IFRS 15 Revenue from Contracts with Customers and, as a result, follows the five-step model when recognizing revenue: 1) identifying a contract; 2) identifying the performance obligations; 3) determining the transaction price; 4) allocating the price to the performance obligations; and 5) recognizing revenue when the performance obligations have been fulfilled.

Net revenue comprises revenue from the sale of arimoclomol for the treatment of NPC under the remunerated early access compassionate use program (“nATU”) in France. An early access compassionate use program is a program giving specific patients access to a drug, which is not yet approved for commercial sale.

Only drugs targeting serious or rare indications and for which there is currently no appropriate treatment are considered for early access compassionate use programs. Further, to be considered for the early access compassionate use program, the drug must have proven efficacy and safety and must either be undergoing price negotiations or seeking marketing approval.

Revenue is recognized when the drug products are sold to the customer, i.e., at the time when control over the drug product is transferred to the third-party customer. Under the French nATU, the manufacturer can set its own price for the drug products until a price agreement with the authorities is in place. Any excess in the price charged by the manufacturer compared to the price agreed with the health authorities once the drug product is approved in France must be repaid. The repayment is considered in the clawback liability. The liability is disclosed in note 3.7, which also explains the net to gross revenue.

All sales and distributions of arimoclomol are included in the service agreement with Clinigen Health Limited, who keep Orphazyme goods on a consignment stock until it is transferred to third-party customer.

The following table presents net revenue for the years ended December 31:

DKK 000	2021	2020	2019
Revenue by type
Revenue from sale of goods	36,193	—	—
Revenue by partner
Clinigen Health Limited	36,193	—	—
Geographical areas
France	36,193	—	—

Estimate of net revenue and clawback liability recognized using the ‘expected value’ method

Accounting for net revenue and clawback liability requires determination of the most appropriate method for the expected final transaction price, which depends on the terms and conditions in the contracts with the French Health Authorities, and is subject to price negotiations with the French Health Authorities, following a market approval. This estimate also requires assumptions in respect inputs to the method, including current pricing of comparable marketed products within the rare decease area in France. Management has considered the expected final sales price as well as the price of similar drug products.

Management has based their initial sales prices on comparable drug products for arimoclomol, and the estimate of the clawback liability on the basis of the average cost of treatment which the Authorities are expected to cover.

In the estimate for clawback liability, Management have applied relevant available market data. Management’s assumptions are based on available relevant market information regarding average treatment cost of the most comparable drugs possible in the rare disease area in Europe. The Company is operating within rare disease therapeutic area where there is unmet treatment need and hence a limited number of comparable commercialized drugs products. The limited available relevant market information for directly comparable commercialized drugs within rare deceases increases the uncertainty in managements estimate. However, as mentioned in note 1.6 and 3.7, the clawback liability has been transferred to Kempharm at the carrying amount subsequently to the balance sheet date and on the basis of the amounts estimated by management.

2.2	RESEARCH AND DEVELOPMENT EXPENSES

§ ACCOUNTING POLICIES

Research expenses comprise of costs incurred during the very early stages of the drug development cycle from initial drug discovery until the drug is ready for administration to humans. The activities initially focus on identifying a single drug candidate with a profile that will support a decision to initiate development activities. Before selection of the final drug candidate, it is tested in animals to gather efficacy, toxicity and pharmacokinetic information.

Development expenses comprise costs incurred during the different phases of clinical drug development starting in phase 1, when the drug is administered to humans for the first time, through phases 2 and 3, and subsequent activities to obtain marketing authorizations, which will permit Orphazyme to eventually market and sell the drug products.

In line with industry practice, Orphazyme expenses all research costs. Development costs that do not meet the definition of an asset are also expensed as incurred. Due to regulatory and other uncertainties inherent in the development of new products, development costs do not qualify for capitalization as intangible assets until marketing approval by a regulatory authority is obtained or highly probable. In addition, pre-launch inventory costs are recognized under Research and Development (see Note 3.6). Cost of goods sold relating to products sold are included in the cost recognized under Research and Development.

Clinical trial costs are a significant component of research and development expenses. The Groups’s clinical trials are performed by third-party Contract Research Organizations (CROs) and in order to estimate the amount of costs to charge to expense Management has developed expense models for each clinical trial based on estimates and assumptions.

The clinical trials generally have three distinctive stages.

•	Start-up stage: initial setting up of the trial
•	Treatment stage: site and trial management during the dosing period
•	Wrap-up stage: close down and reporting of the trial

For each clinical trial for which information about the actual services delivered by the CRO are not provided on a regular current basis, the Group reviews the approved budgets for the clinical trial from the original executed agreements and categorizes the individual costs according to the three stages described above. The start-up activities, which include site recruitment, regulatory applications and investigator meetings, usually are performed reasonably uniformly throughout the start-up stage and the related costs are expensed ratably over this stage, which reflects the manner in which related services are rendered by the CRO.

The start-up stage is followed by the treatment stage, during which patients are dosed with the drug under study and results are monitored and measured. The costs incurred in this stage of the trial, which comprises the major portion of the total cost of the clinical trial, is mainly driven by the number of enrolled patients undergoing treatment. The Group estimates the costs attributable to activities performed in this stage of the trial on a per-patient basis. These costs are expensed over the treatment stage as patients are enrolled and undergo treatment, as reported by the CRO. After the last patient has been treated, the trial begins to be closed down and activities are performed related to data quality assurance and analysis. These activities are performed reasonably uniformly throughout the wrap-up stage and are expensed ratably over this last stage. Other costs, such as central laboratory costs and drug supply costs, are expensed as incurred, which is typically when the service has been rendered or the goods delivered.

CROs invoice the Group upon the occurrence of predetermined milestones (such as the enrollment of patients); however, the timing of these invoices and the Group’s related payments often do not correspond directly to the level of performance of contracted activities. To the extent payments are made by the Group in advance of the related activities performed by the CROs, they are included in prepayments to vendors (see Note 3.4) and expensed in accordance with the expense model discussed above. To the extent that the payments are made by the Group following the performance of the related activities, the expense is reflected as an accrual (see Note 3.7) in accordance with the expense model.

Research and development expenses include costs arising from research and clinical development activities including employee costs for research and development personnel (i.e. salaries, bonuses, employer contributions to pension schemes, share-based compensation), legal expenses related to the protection, defense and enforcement of the Group’s intellectual property, depreciation of right-of-use assets associated with facilities and equipment used for research and development purposes, as well as close down and restructuring costs for clinical trial close-out costs and employee redundancies. The following table presents research and development expenses recognized for the years ended December 31:

DKK 000	2021	2020	2019
External costs	229,942	261,136	218,143
Employee costs (Note 2.5)	86,329	96,108	64,167
Depreciation, amortization and impairment (Notes 3.1, 3.2, 3.3)	13,709	4,040	3,103
Total research and development expenses	329,980	361,284	285,413

External costs comprise mainly expenses related to third party vendors providing services related to our research and development activities and facility costs. External costs in 2021 include expense from write-down of pre-launch inventory of DKK 80.2m (Note 3.6). Further, research and development expenses include costs relating to products sold under the French early access compassionate use program.

Included in total research and development expenses is an amount of DKK 34.5 million attributable to restructuring activities, i.e. clinical trial close-out costs and impairment of intangible assets (DKK 33.1 million) and employee redundancies (DKK 1.4 million).

Estimate of research and development expenses associated with clinical trials

Accounting for clinical trial costs related to activities performed by Contract Research Organizations (CROs) and other external vendors requires Management to make significant estimates regarding the timing of the expense recognition of these costs. The diverse nature of services being provided by CROs, the different compensation arrangements that exist for each type of service, and the limitation in the availability of information related to when certain clinical activities are performed add complexity to the estimation of the timing of expense recognition for services rendered by CROs and other vendors in connection with clinical trials. In addition, the COVID-19 pandemic has increased the estimation uncertainty of clinical trial costs, in particular the timing of the expense recognition due to potential delays in services being performed.

2.3	GOVERNMENT GRANTS

§ ACCOUNTING POLICIES

Government grants are recognized when there is reasonable assurance that the funding will be received, and all underlying conditions will be fulfilled. Income from grants is recognized in the Statement of Profit or Loss as a reduction of the related expenses being reimbursed in the period when the related expenses are incurred.

Government grants comprise research funding from the Danish government and the European Union. The grants received by Orphazyme provide reimbursement for certain project-specific research and development expenses, including wages and salaries. During the year ended December 31, 2020, Orphazyme was awarded a new government grant that provides for the reimbursement of one-third of research costs incurred in connection with the new molecular entity project over the next two years.  The maximum amount to be reimbursed under this grant is DKK 5 million, which is to be reimbursed on a quarterly basis.  During 2021, Orphazyme has received grant and other funding of DKK 1.4 million (2020: DKK 0.0 million; 2019: 0.1 million).

As of the year ended December 31, 2021, the total amount receivable under government grants is DKK 0.0 million (2020: DKK 0.1 million) and is classified as Current Other Receivables in the Statement of Financial Position, as all remaining funding from grants is receivable within the next year (Note 3.4). One grant had been paid to Orphazyme in advance in a previous year and income related to this grant had been deferred in 2020 (DKK 0.0 million) and 2019 (DKK 0.1 million).  The deferred income was presented in the Statement of Financial Position as current other liabilities (Note 3.7). As of December 31, 2021, all income related to that grant has been recognized.

All the grants received are subject to repayment clauses upon breach of conditions to maintain the terms under which the grant was awarded. Orphazyme has complied with and anticipates continuing to fully comply with all such terms.

With reference to note 1.6, significant events have occurred after the reporting period, which is relevant in the understanding of this item. The events disclosed in note 1.6 have not been taking into account in the current reporting period.

2.4	GENERAL AND ADMINISTRATIVE EXPENSES

§ ACCOUNTING POLICIES

General and administrative expenses include salaries for our employees working on pre-launch preparation activities as well as administrative employees and Executive Management; remuneration to the Board of Directors; share-based compensation costs related to such employees and the Board; depreciation of right-of-use assets associated with facilities not used for research and development purposes, investor relations, and accounting and legal fees. In addition, we include costs incurred in pre-launch preparation activities such as market access, marketing, and medical affairs in general and administrative expenses, including the costs associated with the Early Access Program for NPC in the U.S., tradename costs, market and pricing studies and related costs.

The following table presents general and administrative expenses for the years ended December 31:

DKK 000	2021	2020	2019
External costs	192,913	118,971	23,847
Employee costs (Note 2.5)	142,201	127,120	25,995
Depreciation (Notes 3.2 and 3.3)	4,402	1,159	699
Total general and administrative expenses	339,516	247,250	50,541

External costs comprise expenses related to third party vendors providing assistance with establishing a commercial organization and the escalation of launch preparation activities, including hiring a commercial team in our subsidiaries in the U.S. and Switzerland, market access activities, and medical affairs activities to further engage with the scientific community through communication and education programs. In addition, external costs comprise expenses related to administrative services such as legal and accounting support, IT, and investor relations. In 2021 costs as well comprise expenses related to restructuring activities, i.e. employee redundancies and termination of onerous contracts.

Included in these amounts is DKK 12.1 million attributable to restructuring activities, i.e. employee redundancies (DKK 11.4 million) and termination of onerous contracts (DKK 0.7 million).

2.5	EMPLOYEE COSTS

§ ACCOUNTING POLICIES

Employee costs primarily comprise salaries, bonuses, social security contributions, share-based compensation, vacation and sick leave as well as the employer portion of pension contributions. In addition, severance payments or termination benefits are also included under Employee Costs. The cost of these benefits is recognized as an expense as services are received. All employee pension plans are defined contribution plans and not defined benefit plans.

Employees are eligible to receive a discretionary bonus subject to certain predefined and individual goals as determined by the Board of Directors. Employees are also eligible to receive an extraordinary bonus at the discretion of the Board of Directors.

The following table presents Employee Costs, including remuneration to the Board of Directors and Executive Management, for the years ended December 31, 2021, 2020 and 2019. Refer to note 4.5 for more discussion on remuneration of Board of Directors and Executive Management.

DKK 000
Employee costs	2021	2020	2019
Salaries	167,316	131,606	68,719
Cash bonus	16,663	40,481	8,707
Share-based compensation (Note 2.6)	15,576	27,258	2,405
Pension	12,963	11,313	5,561
Other social security contributions	4,113	5,172	875
Other staff costs	8,066	3,083	862
Total employee costs excluding board remuneration	224,696	218,913	87,129
Board remuneration (Note 4.5)	3,391	3,469	2,888
Board share-based compensation (Note 2.6 and Note 4.5)	443	846	145
Total employee costs	228,530	223,228	90,162

Recognized as follows in the statement of Profit or Loss
Research and development expenses	86,329	96,108	64,167
General and administrative expenses	142,201	127,120	25,995
Total employee costs	228,530	223,228	90,162

Average number of full-time employees	130	117	74
Year-end number of full-time employees	62	141	86

2.6	SHARE-BASED COMPENSATION COSTS

§ ACCOUNTING POLICIES

Equity-settled awards

Shares awarded under the long-term incentive program (“LTIP”) are equity-settled awards. The fair value of these awards is determined at the date of grant, resulting in a fixed fair value at grant date that is not adjusted for future changes in the fair value of the awards that may occur over the service period. The fair value of the LTIP awards has been determined using the Monte-Carlo model. Further details of the valuation models are presented below.

The fair value of equity-settled awards with service conditions and non-market performance conditions is recognized as compensation expense pro rata over the service period to the extent such awards are estimated to vest. The compensation expense is recognized together with a corresponding increase in equity over the period in which the performance and/or service conditions are fulfilled. The cumulative expense for the Group’s share-based compensation awards recognized at each reporting date until the vesting date reflects the extent to which the vesting period has expired and Management’s best estimate of the number of instruments that will ultimately vest. The expense or credit in the Statement of Profit or Loss for a period represents the movement in cumulative expense recognized as at the beginning and end of that period.

In the event that equity instruments are granted conditionally upon an equal number of equity instruments granted in prior periods not being exercised, they are treated as a new grant for the current period and a modification of the equity instruments granted in the prior period.

When the terms of an equity-settled award are modified, the minimum expense recognized is the grant date fair value of the unmodified award, provided that the original terms of the award are met. An additional expense, measured as at the date of modification, is recognized for any modification that increases the total fair value of the share-based payment transaction, or is otherwise beneficial to the employee. Where an award is cancelled by the entity or by the counterparty, any remaining fair value of the award is expensed immediately in the Statement of Profit or Loss.

Cash-settled awards

The phantom share-based incentive programs established by the Group are settled in cash and are treated as cash-settled awards. Similarly, as the Restricted Share Units (RSU) awards to the board of directors may be settled in cash or in shares at the choice of the participant, they are also treated as cash-settled awards.  If the RSUs are ultimately exercised by the holder and settled in equity, the amount accrued as a liability is settled by reversing it into equity.

A liability is recognized for the fair value of cash-settled awards, measured initially and at each reporting date up to and including the settlement date, with changes recognized through profit or loss at each reporting date. The fair value is expensed over the period until vesting date with recognition of a corresponding liability. The fair value is determined using the Monte-Carlo model, further details of which are presented below. The fair value of the cash-settled awards, which vest subject to obtaining a specified share price (i.e. market condition), is reported as compensation expense regardless of whether the share price condition is met if all other vesting conditions are met. For these awards, fair value is determined taking into account the probability of meeting the share price target. No expense is recognized for awards that do not ultimately vest. If the RSUs are finally exercised, the related liability is reclassified as equity.

Estimate of inputs and assumptions used in share-based compensation valuation models

Estimating the fair value of the Group’s share-based compensation programs requires determination of the most appropriate valuation model, which depends on the terms and conditions of the respective award. This estimate also requires making assumptions to determine the most appropriate inputs to the valuation model, including the expected life of the award, expected volatility, dividend pay-out ratio, and risk-free interest rate.

With reference to note 1.6, significant events have occurred after the reporting period, which is relevant in the understanding of this item. The events disclosed in note 1.6 have not been taking into account in the current reporting period.

All references to share price relate to the Company’s share price on Nasdaq Copenhagen.

a) Long-term incentive program (equity-settled)

In connection with the completion of the Company’s initial public offering (IPO) on Nasdaq Copenhagen in November 2017, the Executive Management and Key Employees were offered to subscribe for Offer Shares (“Investment Shares”) at the Offer Price for a maximum amount corresponding to approximately 15% (CMO) and 20% (CEO, CFO, and CSO) of their respective current annual base salaries.

Under the post-IPO long-term incentive program (2017 LTIP), the Executive Management as well as certain Key Employees of Orphazyme have subscribed to 14,875 ordinary shares (Investment Shares) at the offer price of DKK 80. In April 2018, a Key Employee subscribed to 4,300 Investment Shares at the then-current market price of DKK 67.5.

The participants in the 2017 LTIP may be allocated a number of shares in Orphazyme (“Performance Shares”) at a price per Performance Share of DKK 1 at the end of a vesting period of four years from Orphazyme’s first day of trading and official listing on Nasdaq Copenhagen. The number of Performance Shares should be proportional to the potential increase in the price of Orphazyme’s shares at the time of exercise compared to the offer price. The potential increase in the price of Orphazyme’s shares was calculated as the volume-weighted average share price as quoted on Nasdaq Copenhagen during the 10 trading days preceding the vesting date. The maximum allocation of Performance Shares was six shares for the CEO and four shares for the other participants multiplied by the number of Investment Shares subscribed for in connection with the IPO. Performance Shares was allocated on a linear scale with maximum allocation triggered by an 80% increase in share price, whereas no Performance Shares would be allocated if the price of Orphazyme’s shares has increased 20% or less at the end of the vesting period. Among other things, vesting was also subject to the participants having maintained ownership of their Investment Shares and continued employment. Based on the number of Investment Shares subscribed for, a total maximum of 86,700 Performance Shares could be issued at the end of the vesting period. The vesting period ended in November 2021 with no performance shares granted as the minimum increase of 20% over the vesting period was not met.

In addition, the participants were allocated a number of shares in Orphazyme (“Matching Shares”) at a price per Matching Share of DKK 1 in connection with the first anniversary of the subscription date of the Investment Shares. The number of Matching Shares was equal to the number of Investment Shares subscribed for and vesting was subject to the participants having maintained ownership of their Investment Shares and continued employment during the one-year vesting period. By March 2019, all 19,175 Matching Shares under the 2017 LTIP vested in full and were issued against a nominal payment of DKK 1 per share.

In July 2019, the Company initiated a 2019 long-term investment program (2019 LTIP) for the Executive Management and certain Key Employees with the same terms and conditions as the 2017 LTIP, i.e. Matching Shares vesting over one year and Performance Shares vesting over four years. In July 2020, 31,250 matching shares fully vested and were issued against a nominal payment of DKK 1 per share. The maximum number of Performance Shares that can vest in July 2023 as part of the 2019 LTIP is 125,000.

In July 2020, the Company initiated a 2020 long-term investment program (2020 LTIP) for the Executive Management and certain other employees with the same terms and conditions as the 2017 LTIP and the 2019 LTIP.  However, in case of termination of a participant’s employment and designation as a Good Leaver, the right to receive Matching Shares and Performance Shares will be prorated and calculated through the date of notice of termination.  During 2020, awards were granted on four different grant dates shown in the table below. Matching Shares for all awards granted under the 2020 LTIP was fully vested on January 1, 2021. The maximum number of Performance Shares that can vest in January 2024 as part of the 2020 LTIP is 489,757.

In April 2021, the Group initiated a 2021 new long-term share-based incentive program (original 2021 LTIP) for the Executive Management and other employees. The LTIP grants comprise Restricted Share Units (“RSUs”) and Performance Share Units (“PSUs”) which entitle the participants, subject to vesting occurring, to be allocated a number of shares in the Company, equivalent to the number of vested RSUs and/or PSUs, against payment of the par value of each share. The RSUs will have a total vesting period of three years (beginning on January 1 or July 1 in 2021) and with one third of the granted RSUs vesting on each January 1 or July 1 in the following three financial years. The PSUs will have a total vesting period of three years (beginning on January 1 or July 1 in 2021) and with the granted PSUs vesting, in whole or in part, on January 1 or July 1 in the third year. Vesting of RSUs is not conditional upon achieving any financial or non-financial targets, whereas vesting of PSUs is conditional upon an increase in the quoted share price of the Company’s shares, while vesting of both RSUs and PSUs is conditional upon the participant remaining employed with a group member throughout the total vesting period. However, in case of termination of a participant’s employment and designation as a Good Leaver, the right to receive vested RSUs or PSUs will be prorated and calculated through the date of release of the Participant’s work obligations. The vested RSUs and PSUs can only be exercised within four months after the expiration of the total vesting period. However, the delivery period may be extended to the next open trading window in certain circumstances. The original LTIP were expected to comprise up to 607,460 shares in total.

In October 2021, the Group initiated a modified 2021 long-term share-based incentive program (modified 2021 LTIP) for the Executive Management and other employees. The terms of the modified LTIP are the same as the LTIP that was implemented in April 2021, however, the number of RSUs and PSUs and the applicable performance target for the PSUs were reset, calculated based on a share price equal to DKK 31.94 per share, corresponding to the volume weighted average share price of the Company’s shares as quoted on Nasdaq Copenhagen during the ten (10) trading days from September 1, 2021. The exercise of the RSUs and PSUs to be granted under the modified LTIP is conditional upon the participant not exercising his or her RSUs or PSUs granted in April 2021, which will subsequently lapse and no longer be exercisable, and are therefore considered replacement equity instruments for the cancelled equity instruments. The fair value of the originally granted RSUs and PSUs at the date of the modification was determined to be DKK 24.72 and DKK 7.70, respectively. The incremental fair value, calculated based on the number of modified awards granted multiplied with the modified unit fair value less the fair value of the original LTIP granted remeasured at the modification date, will be recognised as an expense over the period from the modification date to the end of the vesting period. The expense for the original LTIP grant will continue to be recognised as if the terms had not been modified. In connection with the modified LTIP, the members of Executive Management received an extraordinary grant of RSUs and PSUs corresponding to 100% of the grant under the modified LTIP and on the same terms as the modified LTIP, and the sign-on RSUs granted to the CEO in April 2021 were also reset after the same principles as the modified LTIP but with immediate vesting upon grant. The modified LTIP including the other share-based retention grants to the Executive Management are expected to comprise up to 595,916 shares in total.

The fair value of RSU awards was estimated using a Black Scholes option valuation model, whereas all other LTIP awards were estimated using a Monte-Carlo simulation model at the respective grant dates, considering the terms and conditions on which the awards were granted.

The risk-free interest rate has been estimated based on Danish government bonds with similar maturities. Since November 2020, expected volatility has been determined based on the Group’s own historical volatility, as the Company has been publicly traded for three years.  Before November 2020, expected volatility was determined based on the historical volatility of comparable listed companies. The Group does not plan to pay out dividends in the foreseeable future.

The following table presents the fair value of the shares granted in the last three years under each program and the inputs used in the valuation models at the respective grant dates:

Program	2021 RSU	2021 PSU	2021 RSU	2021 PSU
	Oct 2021	Oct 2021	Apr 2021	Apr 2021
Grant date	(modified)	(modified)	(original)	(original)
Fair value at the measurement date (DKK 000)	24.72	12.56	58.04	20.02
Dividend yield (%)	-	-	-	-
Expected volatility (%)	98.6%	98.6%	55.6%	55.6%
Risk-free interest rate (%)	(0.61%)	(0.61%)	(0.53%)	(0.53%)
Expected life of awards (years)	0.23-2.23	2.23	0.69-2.69	2.69
Weighted average share price (DKK)	25.70	25.70	59.05	59.05

Program	2020 LTIP	2020 LTIP	2020 LTIP	2020 LTIP
Grant date	Dec 2020	Oct 2020	Sep 2020	Aug 2020
Fair value at the measurement date (DKK 000)	446	4,464	1,482	44,126
Dividend yield (%)	-	-	-	-
Expected volatility (%)	45.9%	56.5%	56.1%	55.4%
Risk-free interest rate (%)	(0.66%)	(0.60%)	(0.59%)	(0.54%)
Expected life of awards (years)	3.06	3.24	3.24	3.35
Weighted average share price (DKK)	56.30	68.50	83.50	90.10

Program	2019 LTIP
Grant date	Aug 2019
Fair value at the measurement date (DKK 000)	6,214
Dividend yield (%)	—
Expected volatility (%)	51.8%
Risk-free interest rate (%)	(0.70%)
Expected life of awards (years)	3.42
Weighted average share price (DKK)	62.6

The following table presents the weighted average remaining contractual life in years of the Performance Shares of the LTIP awards outstanding at December 31 for the respective year presented.  Matching Shares under all of the LTIP programs were fully vested as of January 1, 2021 :

	2021	2020
Program
2020 LTIP	2.0	3.0
2019 LTIP	1.7	2.7

The exercise price for each LTIP award outstanding as of December 31, 2020 was DKK 1 (2019: DKK 1; 2018:  DKK 1).

The table below summarizes the activity related to the LTIP awards for the years ended December 31:

	Executive	Key	Total	Awards
DKK 000	Management	Employees	Awards	exercisable
Outstanding at December 31, 2019	6,250	25,000	31,250
Granted	52,865	119,623	172,488
Exercised	(6,250)	(25,000)	(31,250)
Expired	—	—	—
Forfeited	—	(937)	—
Outstanding at December 31, 2020	52,865	118,686	172,488	172,488
Granted
Exercised	(52,865)	(118,686)	(172,488)
Expired	—	—	—
Forfeited	—	—	—
Outstanding at December 31, 2021

For the year ended December 31, 2021, DKK 17.1 million (2020: DKK 17.9 million; 2019: DKK 2.1 million) was recognized as compensation expense related to the LTIP awards. Of the total expense, DKK 6.8 million (2020: DKK 8.2 million; 2019: DKK 0.7 million) is attributed to the Executive Management.

b) Phantom share-based incentive program (cash-settled)

In June 2018, Orphazyme introduced a four-year phantom share-based incentive program (the “2018 Phantom Shares Program”) for all employees other than the Executive Management and Key Employees under the LTIP. Programs with similar terms and conditions were initiated in August 2019 (2019 Phantom Shares Program) and December 2020 (2020 Phantom Shares Program), respectively.

The Phantom Shares Programs are based on the share price of the Company and entitles the participants to a cash bonus if there has been an increase of at least 20% in Orphazyme’s share price compared to the entry price at the grant date. The Phantom Shares Programs will not have any dilutive effect on the shareholders of Orphazyme as the phantom shares do not constitute or qualify for actual shares in Orphazyme.

The overall objectives of the Phantom Shares Programs are (i) to retain qualified employees, (ii) to create long-term incentive for the participants, and (iii) to align the interests of the employees with those of Orphazyme’s shareholders. Each employee participating in the program earns the right to a certain number of phantom shares per month, depending on the employee’s position. Subject to any adjustments to the Phantom Shares Programs made by the Board of Directors due to, for example, changes in Orphazyme’s share capital structure or other significant events, each employee will be eligible to receive up to a total of 144 or 288 phantom shares under the program. By the end of each calendar year of the four-year program, the participants will have earned phantom shares free of charge.

The entry price per phantom share for the 2018 and 2019 Phantom Programs was DKK 61 and for the 2020 Phantom Program was DKK 71.2. The entry prices were calculated on the basis of the volume-weighted average closing price of Orphazyme’s share on Nasdaq Copenhagen during a period of 10 trading days prior to the introduction of the respective Phantom Shares Program. The phantom shares will automatically be settled in cash at the end of January 2023 for the 2018 Phantom Shares Program, at the end of January 2024 for the 2019 Phantom Shares Program and at the end of January 2024 for the 2020 Phantom Shares Program by subtracting the entry price per share from the market price per share and multiplying the change by the total number of granted phantom shares, presuming the market-based condition (share price increase by 20%) is met . The market price per share will be based on the volume-weighted average closing price of Orphazyme’s shares on Nasdaq Copenhagen during a period of 10 trading days prior to the settlement of the phantom shares.

The employee’s cash award for each program is capped and cannot exceed a gross amount of DKK 37,500 or DKK 75,000 per employee per program, depending on the number of phantom shares allocated to the respective employee under the program. Based on the number of participants in the Phantom Shares Programs as of December 31, 2021 and 2020, the programs are expected to consist of up to a total of 41,351  phantom shares.

As of December 31, 2020, all phantom shares granted under the Phantom Shares Program were only granted to employees of Orphazyme. No phantom shares were forfeited or expired, and none of the phantom shares were eligible for exercise.

As the Phantom Shares Programs are cash-settled, the fair value of the phantom shares granted as part of the program is estimated at each reporting date. For the year ended December 31, 2021, an aggregate amount of DKK (0.3) million (2020: DKK 0.1 million; 2019: DKK 0.3 thousand) was recognized as compensation expense related to the Phantom Shares Programs, with a corresponding amount recognized as a non-current liability as the earliest settlement is in January 2023 (Note 3.7).The risk-free interest rate has been estimated based on Danish government bonds with similar maturities. Since November 2020, expected volatility has been determined based on the Company’s own historical volatility, as the Company has been publicly traded for three years.  Before November 2020, expected volatility was determined based on the historical volatility of comparable listed companies.

The following table presents the inputs to the Monte-Carlo model used to estimate the fair values of the phantom shares as of year-end, when the cash-settled programs are re-valued:

Valuation date:	December 31, 2021			December 31, 2020
Program:	2020 Program	2019 Program	2018 Program	2020 Program	2019 Program	2018 Program
Fair value at valuation date (DKK 000)	40	48	12	406	293	160
Dividend yield (%)	—	—	—	—	—	—
Expected volatility (%)	77.4%	101.1%	101.1%	47.1%	47.3%	54.3%
Risk-free interest rate (%)	(0.48%)	(0.60%)	(0.60%)	(0.59%)	(0.61%)	(0.61%)
Expected life of awards (years)	3.08	2.08	1.08	4.08	3.08	2.08
Weighted average share price (DKK)	17.16	17.16	17.16	67.10	67.10	67.10

c) Restricted Share Units (cash-settled)

According to the terms and conditions of the Restricted Share Units program (RSU), directors may annually be granted a number of RSUs with a value corresponding to up to 50% of the participant’s fixed annual base fee as member of the Board of Directors, not including committee membership fees. The value is calculated on the basis of the volume-weighted average share price of Orphazyme’s shares as quoted on Nasdaq Copenhagen during the ten trading days preceding the grant date. The RSUs vest from the grant date to the date of the next annual general meeting. Upon vesting, RSUs may be exercised within a period of twelve months from vesting (Exercise Period) at a price corresponding to the volume-weighted average share price during the ten trading days preceding the grant date (Exercise Price). In the event of a participant’s resignation from the Board of Directors, any unvested RSUs will lapse without any rights of compensation. A decision not to be re-elected is not a resignation from the Board of Directors.

The RSUs are classified as a cash-settled program, as the Board of Directors may choose to settle any vested RSUs in cash. In such event, the cash settlement amount is based on the difference between the Exercise Price and the volume-weighted average share price as quoted on Nasdaq Copenhagen during the ten trading days preceding the first day of the Exercise Period.

In August 2019, Restricted Share Units (2019 RSUs) were granted to members of the Board of Directors. During 2021 and 2020 certain board members exercised their RSUs. As these RSUs were not cash-settled, the corresponding liability of DKK 35 thousand and DKK 156 thousand, respectively, was reversed into equity and treated as equity-settled. The remaining 1,927 RSUs expired in March 2021 resulting a positive impact on the Statement of Profit or Loss of DKK 38 thousands.

In March 2020, the 2020 RSU program was announced, granting the Board of Directors an aggregate of 15,177 RSUs under similar terms and conditions as the 2019 RSUs. The RSUs fully vests on the date of the general meeting in the following year.

In September 2020, a new RSU incentive program was announced (2020-2 RSU program), which comprised 22,993 RSUs in total, including an on-boarding grant to a new board member in accordance with the

Group’s remuneration policy.  The 2020-2 RSU program runs in parallel with the 2020 RSU program and board members can only exercise RSUs under one of the programs.

In December 2020, 4,351 RSUs (2020-3 RSU program) were granted to the Chairman of the Board as part of a consultancy agreement (see Note 4.6).

In May 2021, the 2021 RSU program was announced, granting the Board of Directors an aggregate of 30,450 RSUs under similar terms and conditions as the 2020-1 RSUs.

The fair value of all RSUs was calculated using a Black-Scholes valuation model with the inputs shown in the following table. As the RSUs may be settled in cash, we have re-valued them as of year-end with updated inputs and recognized a cumulative share-based compensation expense in the amount of DKK (0.7) million (2020: 0.8 million; 2019: 0.1) and a corresponding short-term liability as of December 31, 2020. The Exercise Period for all 2020 RSUs is one year following full vesting and for valuation purposes we have assumed exercise three months upon full vesting.

As of December 31, 2021,  1,927 RSUs were expired, and 1,927 RSUs were eligible for exercise.

The following table presents the inputs to the Black-Scholes model used to estimate the fair value of the 2020 RSUs at year-end, as they are classified as cash-settled:

Program	December 31, 2021 2021 RSUs	December 31, 2020 2020 RSUs
Fair value at valuation date (DKK 000)	16	1,913
Dividend yield (%)	—	—
Expected volatility (%)	146.9%	45.9%
Risk-free interest rate (%)	(0.63%)	(0.57%)
Expected life of awards (years)	0,75	0.50
Weighted average share price (DKK)	17.16	67.10

d)  Sign-on bonus shares to former CEO

As part of the former CEO service agreement, Kim Stratton was granted 58,000 ordinary shares, which would vest if the Company’s share price increased to DKK 125 per share within three years from the date of employment.  The total award consisted of (i) 6,000 shares provided that our share price increased to DKK 75 per share, (ii) 12,000 shares provided that our share price increased to DKK 100 per share, and (iii) 40,000 shares provided that our share price increased to DKK 125 per share.  The target prices were achieved and the 58,000 ordinary shares were issued to Ms. Stratton in February 2021 (see Note 4.8).

The shares were valued at grant date, October 2019, using a Monte Carlo model due to the market conditions for vesting.  The risk-free interest rate used in the model has been estimated based on Danish government bonds with similar maturities; expected volatility has been determined based on the historic volatility of comparable listed companies; the expected life of the award was 3 years, equal to the term of the award; the estimated dividend yield was zero; and the weighted average share price was DKK 55.60.  The total valuation of the award at grant date was DKK 1.9 million.  The total share-based compensation expense was classified as administrative and it was recognized in full during 2020, as the target prices were achieved in 2020.

e) Sign-on bonus shares to new CEO

As part of the new CEO service agreement, Christophe Bourdon was granted 34,941 RSUs in connection with the on-boarding, which will have a total vesting period of three years (beginning on January 1, 2021) and with one third of the granted RSUs vesting on each January 1 in the following three financial years. Vesting is not conditional upon achieving any financial or non-financial targets. However, in case of termination of employment and designation as a Good Leaver, the right to receive vested RSUs will be prorated and calculated through the date of release of the Participant’s work obligations. The vested RSUs can only be exercised after the expiration of the total vesting period. However, the delivery period may be extended to the next open trading window in certain circumstances. The RSUs were valued at grant date, April 2021, using a Black Scholes option valuation model similar to the original 2021 LTIP. The valuation of the award at grant date was DKK 2.0 million. The share-based compensation expense was classified as administrative and with recognition from January 2021.

In October 2021, the grant of onboarding RSUs to was modified similar to the other long-term incentive programs for 2021. The terms of the modified grant are unchanged except for the immediate vesting upon grant and number of RSUs calculated based on a share price equal to DKK 31.94 per share, corresponding to the volume weighted average share price of the Company’s shares as quoted on Nasdaq Copenhagen during the ten (10) trading days from September 1, 2021. The exercise of the RSUs to be granted under the modified LTIP is conditional upon the participant not exercising the RSUs granted in April 2021, which will subsequently lapse and no longer be exercisable, and are therefore considered replacement equity instruments for the cancelled equity instruments. The fair value of the originally granted RSUs at the date of the modification was determined to be DKK 24.72. The incremental fair value, calculated as the number of modified awards granted multiplied with the modified unit fair value less the fair value of the original LTIP granted remeasured at the modification date. The remaining expenses related to the original LTIP grant were similar recognised at the modification date. The incremental fair value of the modified award was DKK 0.9 million. The share-based compensation expense was classified as administrative recognised in October 2021.

f) Bonus shares issued to KLSDC and UCL in connection with the license agreement

Please see Note 3.1.

Summary of share-based compensation

The following amounts were recognized as share-based compensation for the years ended December 31

DKK 000	2021	2020	2019
Share-based compensation included in R&D	3,879	7,260	635
Share-based compensation included in G&A	12,140	20,845	1,914
Total share-based compensation expense recognized	16,019	28,105	2,549

2.7	FINANCIAL INCOME AND FINANCIAL EXPENSES

§ ACCOUNTING POLICIES

Financial income and expenses include interest income and expense, gains and losses due to changes in foreign exchange rates, interest expense related to the right-of-use assets, interest expense related to the Loan Agreement and other immaterial miscellaneous items.

The following table presents the various items of financial income and expense recognized for the years end December 31:

DKK 000	2021	2020	2019
Interest income on cash balances	37	45	316
Foreign currency exchange gains	11,849	1,649	—
Gain on embedded call option (Note 3.7)	546	750	—
Total financial income	12,432	2,444	316

Interest expense on Loan Agreement (Note 3.7)	7,350	9,921	3,239
Write-off of transaction costs for Loan Agreement tranche 2 (Note 3.7)	—	—	1,678
Loss on embedded call option (Note 3.7)	—	—	354
Interest expense on lease liabilities (Note 3.2)	624	567	351
Gain on lease modification (Note 3.2)	(365)	—	216
Interest expense on cash balances	1,484	3,626	1,213
Foreign currency exchange loss	1,369	14,805	229
Bank fees and other charges	147	152	79
Total financial expenses	10,609	29,071	7,359

2.8	INCOME TAXES

§ ACCOUNTING POLICIES

Income tax benefit includes the current benefit due from the current period’s taxable loss and deferred tax adjustments. The benefit is comprised primarily of refundable tax credits for costs incurred in connection with research and development activities under the Danish Tax Credit Regime. Income tax expense relates to tax imposed on income recognized in our subsidiaries in the United States and Switzerland as a result of our transfer pricing agreements.

Corporation tax receivable is recognized in the balance sheet as the tax benefit computed on the taxable loss for the year, adjusted for any changes to the prior year benefit due to changes in the taxable loss of prior years and for any taxes already paid or refunded.

Deferred tax is measured using the balance sheet liability method on all temporary differences between the carrying amount and the tax value of assets and liabilities, with the exception of temporary differences occurring at the time of acquisition and liabilities neither affecting the result of operation nor the taxable income.

As of December 31, 2021, 2020 and 2019, there were no tax audits in process nor has management been notified of any pending tax audit.

Judgement regarding the recognition of the deferred tax assets related to taxable losses to be carried forward

Orphazyme is subject to income taxes in Denmark, Switzerland and the U.S.A. The Group recognizes deferred income tax assets if it is probable that sufficient taxable income will be available in the future against which the temporary differences and unused tax losses can be utilized. Significant judgment is required to determine the amount of deferred tax assets that may be recognized, based upon the likely timing and the level of future taxable profits together with future tax planning strategies. This judgment is made periodically after considering current facts and circumstances, budgets and business plans as well as the risks and uncertainty associated with the Group’s ability to successfully commercialize and defend its intellectual property. After consideration of these factors, Management has concluded that as regulatory approval has not yet been obtained as of December 31, 2021, the deferred income tax assets related to taxable losses carried forward in Denmark do not meet the criteria for being recognized as assets in the Statement of Financial Position.

The Company’s tax losses can be carried forward infinitely subject to the general rules on limited deductibility due to ownership changes. In Denmark, the Company’s ability to use tax loss carry forwards in any one year is limited to 100% of the first DKK 8.4 million of taxable income plus 60% of taxable income above DKK 8.8 million.

For the years ended December 31, 2021, 2020 and 2019, the Company has unrecognized net tax loss carry-forwards in the Danish entity in the amount of DKK 1,454 million, DKK 877 million, and DKK 425 million, respectively.

Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulations are subject to interpretation or uncertainty and establishes provisions, where appropriate. To date, there have not been any provisions established for uncertain tax positions.

The following table presents the total income tax benefit for the years ended December 31:

DKK 000	2021	2020	2019
Current tax benefit on net loss	144,379	136,845	75,459
Adjustments prior years	(385)	(1,065)	—
Tax credit research and development expenses	5,500	5,500	5,500
Change in unrecognized deferred tax before tax credit	(155,700)	(142,115)	(74,961)
Permanent differences	11,147	2,750	(498)
Total income tax benefit for the year	4,941	1,915	5,500

The following table presents the reconciliation of the effective tax rate to the statutory corporate income tax rate in Denmark.

DKK 000	2021	2020	2019
Net loss before tax	(631,480)	(635,161)	(342,997)
Corporate income tax rate in Denmark	22%	22%	22%
Computed income tax benefit	138,926	139,735	75,459

Tax effect of:
Adjustments prior years	(385)	(1,065)	—
Other non-deductible expenses, including US listing-related costs and share-based compensation	11,147	2,750	(498)
Effect of different tax rate	892	(673)	—
Deferred tax asset not recognized after tax credit	(145,639)	(138,832)	(69,461)

Total income tax benefit for the year	4,941	1,915	5,500

The following table presents the carrying amount of deferred tax in the Statement of Financial Position:

DKK 000	2021	2020	2019
Tax deductible losses	319,811	192,837	93,484
Deferred tax on intangible assets	132,310	112,192	74,050
Other temporary differences	6,069	8,174	758
	458,190	313,203	168,292
Deferred tax asset not recognized	458,190	311,138	168,292
Carrying amount included in the Statement of Financial Position	—	2,065	—